Semiannual Report April 30, 2001
Oppenheimer Emerging Growth Fund

PRESIDENT'S LETTER
AN INTERVIEW WITH YOUR FUND'S MANAGER
Financials
Officers and Trustees

REPORT HIGHLIGHTS

CONTENTS

1	President’s Letter

3	An Interview with Your Fund’s Manager

9	Financial Statements

24	Officers and Trustees

Fund Objective

Oppenheimer Emerging Growth Fund seeks capital appreciation

Cumulative Total Returns*

For the Six-Month Period Ended 4/30/01

	Without	With
	Sales Chg.	Sales Chg.

Class A	-11.41%	-16.50%

Class B	-11.85	-16.25

Class C	-11.77	-12.65

Class Y	-11.38

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

*	See Notes on page 7 for further details.

PRESIDENT’S LETTER

Bridget A. Macaskill
President
Oppenheimer
Emerging Growth Fund

Dear Shareholder,

As we approach the midpoint of 2001, the best policy in this investment landscape appears to be “proceed with care, but remain open to opportunity.” The U.S. economy has experienced a slowdown, which has provided a healthy restraint on inflation and helped relax a tightening job market. It has created a challenging climate for American workers, businesses and investors, but it has also sown the seeds of opportunity for the period ahead.

      Although the stock market has experienced considerable volatility, major market indices have recovered a significant percentage of their losses from 2000. The focus appears to have shifted from untested companies that drew high investor expectations but had zero or negative earnings toward good, solid companies that are worth owning for the long term. Overall market valuations are far more realistic than they were one year ago.

      The U.S. bond market has been helped by declining interest rates and a rotation of investor interest from stocks to bonds. An increase in bank credit has also helped eliminate some of the risk in the high yield and investment-grade corporate bond market. As a result, both high yield and corporate bonds have performed well in 2001. After a strong showing in 2000, U.S. Treasury bonds have also delivered positive returns this year.

      If you have been unsettled by the market’s recent volatility, it may help to think about the events of the past six months in a broader context: Consider, for example, that the average U.S. diversified actively managed equity fund performed better than the S&P 500 Index.1 The stock market segments hardest hit over the past year are the same ones that enjoyed the strongest gains over the previous four years. And during the past year, value stocks have outperformed growth stocks by a wide margin.2

      In fact, the lessons provided by a volatile and difficult market reinforce many of the basic investment principles that we have discussed in this letter from time to time: the importance of continuing to add to your investments regardless of the market3; the danger of pulling out of your investments and locking in losses

1 OPPENHEIMER EMERGING GROWTH FUND

PRESIDENT’S LETTER

rather than assessing each investment from the perspective of your overall goals; the wisdom of diversification, the time-honored strategy of spreading risk among various asset classes, industry groups and investment styles; the value of adding an investment in an asset class you don’t own, especially if valuations are attractive.

      Although it is likely that the financial markets will experience many changes before this cycle of volatility runs its course, we believe that the worst may be behind us. Your financial advisor can answer your questions about the markets and about diversification, and we can help by providing a broad menu of investment choices from OppenheimerFunds. While news from many industries and companies has been of layoffs and cutbacks, we think it is important for you to know that we continue to add to our resources, to develop our technological capabilities and to support our staff of award-winning investment managers. It is difficult to know where the markets are headed next, but we can assure you that our commitment to investment excellence has never been stronger.

Sincerely,

Bridget A. Macaskill
May 21, 2001

These general market views represent opinions of OppenheimerFunds, Inc. and are not intended to predict performance of the securities markets or any particular fund. Specific information that applies to your Fund is contained in the pages that follow. Stocks and bonds have different types of investment risks; for example, stocks are subject to price changes from market volatility and other factors and bonds are subject to credit and interest rate risks. High yield bonds are subject to greater risks of default than investment grade bonds. U.S. Treasury securities, unlike corporate bonds, are backed by the full faith and credit of the U.S. Government.

1.	For the six-month period ended 4/30/01, the average U.S. diversified actively managed equity fund produced a return of -9.83% while the S&P 500 Index generated a return of -12.07%. Source of data: Lipper Inc. The index comparison does not depict the performance of any Oppenheimer funds. Indices cannot be purchased directly by investors.

2.	For the one-year period ended 4/30/01, the S&P BARRA Value Index produced a return of 6.35% while the S&P BARRA Growth Index generated a return of -29.16%. Source of data: Standard & Poor’s Micropal Inc.

3.	Please note, however, that automatic investing does not assure a profit or protect against losses in declining markets.

2 OPPENHEIMER EMERGING GROWTH FUND

AN INTERVIEW WITH YOUR FUND’S MANAGER

Portfolio Manager
Laura Granger

Q. How would you characterize Oppenheimer Emerging Growth Fund’s performance during the six-month period that ended April 30, 2001?

A. The Fund was launched on November 1, 2000, during an exceptionally challenging period for growth investing. A pronounced, broad-based downturn in growth-oriented stocks drove prices lower, particularly among the small-cap stocks on which we focus. Our performance suffered along with that of most similar funds. While we are disappointed with these results, we are reasonably pleased with the Fund’s performance relative to our benchmark and peers. We believe that the declines of the past six months have created compelling opportunities among small-cap growth stocks for investors with a long-term perspective.

What made this such a challenging period for emerging growth stocks?

The past six months were characterized by a sharp reversal of the conditions that supported growth stocks during the previous several years. U.S. economic growth slowed in the face of high interest rates and declining levels of consumer confidence. These conditions caused revenues and earnings to fall short of expectations across a wide range of industries, including most growth-oriented sectors. As growth rates decelerated, reduced expectations for future earnings drove stock prices sharply lower, especially among the most richly valued, high growth segments of the technology-based “new economy.”

3 OPPENHEIMER EMERGING GROWTH FUND

AN INTERVIEW WITH YOUR FUND’S MANAGER

“We remained true to our investment approach, looking for the best companies with the strongest prospects for growth at the most attractive valuations.”

How did you manage the Fund in light of these conditions?

We remained true to our investment approach, looking for the best companies with the strongest prospects for growth at the most attractive valuations. Most of the companies that met our investment criteria were in the traditional growth sectors of technology, healthcare and consumer products. However, our investment approach focuses on companies rather than sectors. For example, we invested in a technology company, Macrovision Corp., because of their consistently high growth rate and strong position as a leading developer of copy-protection software used in a wide range of home entertainment products. Although the stock declined slightly during the period, we believe the company’s growth prospects remain excellent. Another of our largest holdings, Accredo Health, Inc., has achieved its strong rate of growth by providing delivery services for biotechnology drugs used to combat chronic, hard-to-treat illnesses. Accredo bucked the market’s downward trend, rising substantially during the period.

Could you describe the Fund’s investment approach in greater detail?

Although Oppenheimer Emerging Growth Fund is only six months old, we have successfully applied and refined our investment strategy in managing a variety of other funds for the past eight years. Our strategy employs a three-pronged stock-selection approach that relies on quantitative screening, fundamental research and technical analysis. We seek to identify and invest in fast growing companies with solid fundamentals, innovative products and services, and strong management teams.

4 OPPENHEIMER EMERGING GROWTH FUND

Cumulative Total Returns
For the Period from 11/1/00 to 3/31/01[1]

Class A	-30.03%

Class B	-29.87

Class C	-26.84

Class Y	-25.83

      We start with the universe of U.S.-traded companies with market capitalizations of less than $1.5 billion. Using proprietary screening techniques, we sift among these thousands of companies to identify the 200 to 250 candidates that best meet our investment criteria. We then subject these candidates to intensive fundamental research—the foundation of our process. In addition to inspecting each company’s operating history, we personally visit every company we can, talking to each management team to thoroughly understand their business philosophy and practices, competitive position and prospects for future growth. Finally, we confirm our judgments through a process of technical analysis that helps us evaluate stock price movements and pinpoint attractive buying opportunities. We generally continue to hold a stock unless a company’s business fundamentals change or the stock appreciates more quickly than we believe is justified by the company’s growth rate.

What is your outlook for the future?

The Federal Reserve Board has cut interest rates dramatically in recent months in an attempt to keep the U.S. economy from slipping into recession. The latest economic data suggest that their efforts may be proving successful. Although the rate of economic growth has slowed, it remains positive. These developments bode well for the short- to mid-term health of the kinds of growth-oriented businesses in which we invest. If the economy continues to expand, we believe that many of these companies will have already weathered the worst conditions they are likely to experience for the near future. In fact, we see potential for markedly improved business conditions in several key high growth areas later this year. Furthermore, we believe that small-cap stocks are poised for a sharper recovery than large caps, because small caps suffered more during the recent slump and are trading at even more attractive valuations.

1.	See page 7 for further details.

5 OPPENHEIMER EMERGING GROWTH FUND

AN INTERVIEW WITH YOUR FUND’S MANAGER

      Of course, there’s no way to know for sure when conditions will turn positive for emerging growth stocks. We remain convinced, however, that the kinds of companies in which we invest are strongly positioned to emerge as business leaders of tomorrow. That’s why we remain committed to our disciplined investment strategy of selecting fast growing companies with solid fundamentals and strong management teams. That’s what makes Oppenheimer Emerging Growth Fund part of The Right Way to Invest.

Top Ten Common Stock Holdings[3]

SBS Technologies, Inc.	2.4%

AstroPower, Inc.	2.3

AFC Enterprises, Inc.	2.1

IntraNet Solutions, Inc.	1.9

Sicor, Inc.	1.8

Skechers U.S.A., Inc., Cl. A	1.8

SurModics, Inc.	1.8

Macrovision Corp.	1.7

Precise Software Solutions Ltd.	1.7

THQ, Inc.	1.6

Top Five Common Stock Industries[3]

Healthcare/Drugs	13.7%

Electronics	11.8

Computer Software	9.9

Healthcare/Supplies & Services	5.5

Computer Services	4.5

2.	Portfolio is subject to change. Percentages are as of April 30, 2001, and are based on total market value of common stock.

3.	Portfolio is subject to change. Percentages are as of April 30, 2001, and are based on net assets.

6 OPPENHEIMER EMERGING GROWTH FUND

NOTES

In reviewing performance, please remember that past performance cannot guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Because of ongoing market fluctuations, the Fund’s performance may be subject to substantial fluctuations and current performance may be less than the results shown. For monthly updates on the Fund’s performance, visit our website at www.oppenheimerfunds.com.

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Cumulative total returns are not annualized. The Fund’s total returns shown do not show the effects of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. For more complete information about Oppenheimer Emerging Growth Fund, including charges, expenses and risks, please refer to the prospectus. To obtain a copy, call your financial advisor, call OppenheimerFunds Distributor, Inc. at 1.800.525.7048 or visit the OppenheimerFunds Internet website at www.oppenheimerfunds.com. Read the prospectus carefully before you invest or send money.

Class A shares of the Fund were first publicly offered on 11/1/00. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 5.75%

Class B shares of the Fund were first publicly offered on 11/1/00. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year). Class B shares are subject to an annual 0.75% asset-based sales charge.

Class C shares of the Fund were first publicly offered on 11/1/00. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

Class N shares of the Fund were first publicly offered on 3/1/01. For that reason, no performance information on Class N shares is included in this report. Class N shares are offered only through retirement plans. Class N shares are subject to an annual 0.25% asset-based sales charge.

Class Y shares of the Fund were first publicly offered on 11/1/00. Class Y shares are offered only to certain institutional investors under special agreement with the Distributor.

An explanation of the different calculations of performance is in the Fund’s Statement of Additional Information.

7 OPPENHEIMER EMERGING GROWTH FUND

Financials

8 OPPENHEIMER EMERGING GROWTH FUND

STATEMENT OF INVESTMENTS April 30, 2001 / Unaudited

		Market Value
	Shares	See Note 1

Common Stocks—87.8%

Basic Materials—0.5%

Chemicals—0.5%

SCP Pool Corp.[1]	3,400	$107,100

Capital Goods—7.2%

Aerospace/Defense—0.9%

Armor Holdings, Inc.[1]	11,000	183,150

Electrical Equipment—1.4%

Powerwave Technologies, Inc.[1]	10,000	181,700

Spectrum Control, Inc.[1]	14,000	106,400

		288,100

Industrial Services—2.2%

Stericycle, Inc.[1]	6,000	251,400

Tetra Technologies, Inc.[1]	7,000	192,150

		443,550

Manufacturing—2.7%

AstroPower, Inc.[1]	11,000	460,680

Plexus Corp.[1]	3,000	92,160

		552,840

Communication Services—4.3%

Telecommunications: Long Distance—4.3%

Exfo Electro-Optical Engineering, Inc.[1]	5,500	185,240

Forward Air Corp.[1]	8,000	277,600

Metro One Telecommunication, Inc.[1]	7,500	317,475

SymmetriCom, Inc.[1]	7,000	101,710

		882,025

Consumer Cyclicals—7.5%

Autos & Housing—1.4%

Intrawest Corp.	8,800	165,176

Keith Companies, Inc. (The)[1]	7,000	117,600

		282,776

Consumer Services—2.3%

AmeriPath, Inc.[1]	5,000	124,800

Macrovision Corp.[1]	6,000	343,080

		467,880

Retail: Specialty—2.8%

Charlotte Russe Holding, Inc.[1]	6,000	206,100

Skechers U.S.A., Inc., Cl. A1	10,000	360,500

		566,600

9 OPPENHEIMER EMERGING GROWTH FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Market Value
	Shares	See Note 1

Textile/Apparel & Home Furnishings—1.0%

Kenneth Cole Productions, Inc., Cl. A1	7,000	$198,800

Consumer Staples—8.5%

Education—3.1%

Career Education Corp.[1]	4,000	201,400

Corinthian Colleges, Inc.[1]	6,800	278,800

University of Phoenix Online[1]	5,000	152,000

		632,200

Entertainment—3.7%

AFC Enterprises, Inc.[1]	18,000	427,500

THQ, Inc.[1]	8,500	323,765

		751,265

Food—1.7%

Peet’s Coffee & Tea, Inc.[1]	20,000	194,000

Performance Food Group Co.[1]	2,900	156,513

		350,513

Financial—8.3%

Banks—3.1%

Boston Private Financial Holdings, Inc.	8,000	156,800

East West Bancorp, Inc.	9,200	190,992

Investors Financial Services Corp.	4,000	286,160

		633,952

Diversified Financial—2.8%

Allied Capital Corp.	8,000	186,160

American Capital Strategies Ltd.	7,000	185,500

eFunds Corp.[1]	10,000	195,000

		566,660

Insurance—2.4%

Annuity & Life RE Holdings Ltd.	4,500	134,325

HCC Insurance Holdings, Inc.	8,000	225,600

LandAmerica Financial Group, Inc.	4,500	135,000

		494,925

Healthcare—19.2%

Healthcare/Drugs—13.7%

Abgenix, Inc.[1]	2,500	93,750

Align Technology, Inc.[1]	20,000	175,000

CIMA Labs, Inc.[1]	2,300	128,892

Diagnostic Products Corp.	2,500	164,425

10 OPPENHEIMER EMERGING GROWTH FUND

		Market Value
	Shares	See Note 1

Healthcare/Drugs Continued
First Horizon Pharmaceutical Corp.[1]	12,000	$276,360

Harvard Bioscience, Inc.[1]	12,500	95,625

K-V Pharmaceutical Co., Cl. A1	4,300	93,482

Myriad Genetics, Inc.[1]	5,700	301,872

NPS Pharmaceuticals, Inc.[1]	4,000	120,800

PRAECIS Pharmaceuticals, Inc.[1]	7,000	153,580

Salix Pharmaceuticals, Ltd.[1]	8,500	151,725

Serologicals Corp.[1]	17,000	302,090

Sicor, Inc.[1]	25,200	375,732

Tanox, Inc.[1]	5,000	126,500

Taro Pharmaceutical Industries Ltd.[1]	4,500	224,820

		2,784,653

Healthcare/Supplies & Services—5.5%

Accredo Health, Inc.[1]	5,750	195,845

Advance PCS[1]	3,700	213,120

Bioject Medical Technologies, Inc.[1]	18,400	178,480

PhotoMedex, Inc.[1]	28,400	182,044

SurModics, Inc.[1]	6,500	359,385

		1,128,874

Technology—31.4%

Computer Hardware—2.6%

Digital Lightwave, Inc.[1]	6,000	252,600

Microsemi Corp.[1]	5,000	191,800

Read-Rite Corp.[1]	15,600	86,424

		530,824

Computer Services—4.5%

AremisSoft Corp.[1]	14,400	256,320

Emulex Corp.[1]	4,000	143,640

I-many, Inc.[1]	15,000	202,800

Ixia[1]	11,300	192,100

Packeteer, Inc.[1]	14,500	119,915

		914,775

Computer Software—9.9%

Informatica Corp.[1]	7,000	176,750

IntraNet Solutions, Inc.[1]	11,600	383,728

MapInfo Corp.[1]	9,000	283,320

Micromuse, Inc.[1]	3,500	173,250

Numerical Technologies, Inc.[1]	8,000	136,800

11 OPPENHEIMER EMERGING GROWTH FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

		Market Value
	Shares	See Note 1

Computer Software Continued
Precise Software Solutions Ltd.[1]	14,300	$336,765

SonicWALL, Inc.[1]	8,000	140,720

Tricord Systems, Inc.[1]	22,000	125,400

Ulticom, Inc.[1]	13,000	263,900

		2,020,633

Communications Equipment—2.6%

Extreme Networks, Inc.[1]	5,500	180,950

LeCroy Corp.[1]	11,000	211,200

Peco II, Inc.[1]	13,000	129,870

		522,020

Electronics—11.8%

Aeroflex, Inc.[1]	18,000	268,380

Alpha Industries, Inc.[1]	12,000	294,840

Exar Corp.[1]	8,000	232,800

InterCept Group, Inc. (The)[1]	10,000	282,900

Med-Design Corp. (The)[1]	7,000	126,350

Oak Technology, Inc.[1]	15,000	167,100

Pemstar, Inc.[1]	20,000	200,000

Pericom Semiconductor Corp.[1]	13,500	242,865

SBS Technologies, Inc.[1]	24,000	480,000

TriQuint Semiconductor, Inc.[1]	4,100	119,023

		2,414,258

Utilities—0.9%

Electric Utilities—0.9%

Orion Power Holdings, Inc.[1]	6,000	193,200

Total Common Stocks (Cost $16,527,008)		17,911,573

12 OPPENHEIMER EMERGING GROWTH FUND

	Principal	Market Value
	Amount	See Note 1

Repurchase Agreements—8.4%

Repurchase agreement with Banc One Capital Markets, Inc., 4.50%, dated 4/30/01, to be repurchased at $1,718,215 on 5/1/01, collateralized by U.S. Treasury Bonds, 7.50%-11.25%, 2/15/15-11/15/16, with a value of $329,584 and U.S. Treasury Nts., 4.75%-7.875%, 5/31/01-11/15/08, with a value of $1,423,027 (Cost $1,718,000)	$1,718,000	$1,718,000

Total Investments, at Value (Cost $18,245,008)	96.2%	19,629,573

Other Assets Net of Liabilities	3.8	767,609

Net Assets	100.0%	$20,397,182

Footnote to Statement of Investments

1.	Non-income-producing security.

See accompanying Notes to Financial Statements.

13 OPPENHEIMER EMERGING GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES Unaudited

April 30, 2001

Assets

Investments, at value (cost $18,245,008)—see accompanying statement	$19,629,573

Cash	70,868

Receivables and other assets:

Investments sold	958,292

Shares of beneficial interest sold	145,924

Interest and dividends	575

Other	1,547

Total assets	20,806,779

Liabilities

Payables and other liabilities:

Investments purchased	366,268

Shares of beneficial interest redeemed	19,004

Registration and filing fees	3,034

Other	21,291

Total liabilities	409,597

Net Assets	$20,397,182

Composition of Net Assets

Paid-in capital	$22,360,352

Overdistributed net investment income	(30,136)

Accumulated net realized loss on investments transactions	(3,317,599)

Net unrealized appreciation on investments	1,384,565

Net Assets	$20,397,182

14 OPPENHEIMER EMERGING GROWTH FUND

Net Asset Value Per Share

Class A Shares:

Net asset value and redemption price per share (based on net assets of $16,734,661 and 1,894,644 shares of beneficial interest outstanding)	$8.83

Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$9.37

Class B Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $2,545,429 and 289,593 shares of beneficial interest outstanding)	$8.79

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $1,115,142 and 126,759 shares of beneficial interest outstanding)	$8.80

Class N Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $1,067 and 121 shares of beneficial interest outstanding)	$8.82

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $883 and 100 shares of beneficial interest outstanding)	$8.83

See accompanying Notes to Financial Statements.

15 OPPENHEIMER EMERGING GROWTH FUND

STATEMENT OF OPERATIONS Unaudited

For the Six Month Period from November 1, 2000 (inception of offering) to April 30, 2001

Investment Income

Interest	$133,662

Dividends (net of foreign withholding taxes of $38)	13,289

Total income	146,951

Expenses

Management fees	80,060

Distribution and service plan fees:

Class A	2,675

Class B	6,331

Class C	2,992

Transfer and shareholder servicing agent fees:

Class A	7,682

Class B	903

Class C	455

Class N	1

Registration and filing fees	3,034

Shareholder reports	484

Custodian fees and expenses	452

Trustees’ compensation	246

Other	26,037

Total expenses	131,352

Less expenses paid indirectly	(452)

Net expenses	130,900

Net Investment Income	16,051

Realized and Unrealized Gain (Loss)

Net realized loss on investments	(3,317,599)

Net change in unrealized appreciation on investments	1,384,565

Net realized and unrealized loss	(1,933,034)

Net Decrease in Net Assets Resulting from Operations	$(1,916,983)

See accompanying Notes to Financial Statements.

16 OPPENHEIMER EMERGING GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS

Six Months Ended
April 30, 2001[1]
(Unaudited)

Operations

Net investment income	$16,051

Net realized gain (loss)	(3,317,599)

Net change in unrealized appreciation (depreciation)	1,384,565

Net decrease in net assets resulting from operations	(1,916,983)

Dividends and/or Distributions to Shareholders

Dividends from net investment income:

Class A	(43,026)

Class B	(2,238)

Class C	(919)

Class N	—

Class Y	(4)

Beneficial Interest Transactions

Net increase in net assets resulting from beneficial interest transactions:

Class A	18,440,593

Class B	2,639,869

Class C	1,175,890

Class N	1,000

Class Y	—

Net Assets

Total increase	20,294,182

Beginning of period	103,000 [2]

End of period (including overdistributed net investment income of $30,136 for the six months ended April 30, 2001)	$20,397,182

1.	For the six month period from November 1, 2000 (inception of offering) to April 30, 2001.

2.	Reflects the value of the Manager’s initial seed money investment at October 18, 2000.

See accompanying Notes to Financial Statements.

17 OPPENHEIMER EMERGING GROWTH FUND

FINANCIAL HIGHLIGHTS

	Class A	Class B	Class C	Class N	Class Y
	Six Months	Six Months	Six Months	Period	Six Months
	Ended	Ended	Ended	Ended	Ended
	Apr. 30, 2001[1]	Apr. 30, 2001[1]	Apr. 30, 2001[1]	Apr. 30, 2001[2]	Apr. 30, 2001[1]
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)

Per Share Operating Data

Net asset value, beginning of period	$10.00	$10.00	$10.00	$8.28	$10.00

Income (loss) from investment operations:

Net investment income (loss)	.02	(.01)	(.01)	(.02)	.03

Net realized and unrealized gain (loss)	(1.16)	(1.17)	(1.16)	.56	(1.16)

Total income (loss) from investment operations	(1.14)	(1.18)	(1.17)	.54	(1.13)

Dividends and/or distributions to shareholders:

Dividends from net investment income	(.03)	(.03)	(.03)	—	(.04)

Net asset value, end of period	$8.83	$8.79	$8.80	$8.82	$8.83

Total Return, at Net Asset Value[3]	(11.41)%	(11.85)%	(11.77)%	6.52%	(11.38)%

Ratios/Supplemental Data

Net assets, end of period (in thousands)	$16,735	$2,545	$1,115	$1	$1

Average net assets (in thousands)	$14,367	$1,291	$609	$1	$1

Ratios to average net assets:[4] Net investment income (loss)	0.37%	(1.12)%	(1.11)%	(1.20)%	0.60%

Expenses	1.51%	2.50%	2.51%	1.97%	1.36%

Portfolio turnover rate	98%	98%	98%	98%	98%

1.	For the six month period from November 1, 2000 (inception of offering) to April 30, 2001.

2.	For the period from March 1, 2001 (inception of offering) to April 30, 2001.

3.	Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

4.	Annualized for periods of less than one full year.

See accompanying Notes to Financial Statements.

18 OPPENHEIMER EMERGING GROWTH FUND

NOTES TO FINANCIAL STATEMENTS Unaudited

1. Significant Accounting Policies

Oppenheimer Emerging Growth Fund (the Fund) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment advisor is OppenheimerFunds, Inc. (the Manager).

      The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term “money market type” debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

Repurchase Agreements. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

19 OPPENHEIMER EMERGING GROWTH FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

1. Significant Accounting Policies Continued

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers to shareholders.

Trustees’ Compensation. The Fund has adopted a nonfunded retirement plan for the Fund’s independent Board of Trustees. Benefits are based on years of service and fees paid to each trustee during the years of service.

      The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Board of Trustees in shares of one or more Oppenheimer funds selected by the trustee. The amount paid to the Board of Trustees under the plan will be determined based upon the performance of the selected funds. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

Classification of Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

Expense Offset Arrangements. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.

Other. Investment transactions are accounted for as of trade date and dividend income is recorded on the ex-dividend date. Foreign dividend income is often recorded on the payable date. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

20 OPPENHEIMER EMERGING GROWTH FUND

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

2. Shares of Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended April 30, 2001[1]
	Shares	Amount

Class A

Sold	2,204,927	$21,109,758

Dividends and/or distributions reinvested	1,123	10,817

Redeemed	(321,406)	(2,679,982)

Net increase	1,884,644	$18,440,593

Class B

Sold	366,992	$3,319,440

Dividends and/or distributions reinvested	229	2,205

Redeemed	(77,728)	(681,776)

Net increase	289,493	$2,639,869

Class C

Sold	137,862	$1,282,303

Dividends and/or distributions reinvested	94	910

Redeemed	(11,297)	(107,323)

Net increase	126,659	$1,175,890

Class N

Sold	121	$1,000

Dividends and/or distributions reinvested	—	—

Redeemed	—	—

Net increase	121	$1,000

Class Y

Sold	—	$—

Dividends and/or distributions reinvested	—	—

Redeemed	—	—

Net increase	—	$—

1.	For the six month period from November 1, 2000 (inception of offering) to April 30, 2001, for Class A, B, C and Y shares and for the period from March 1, 2001 (inception of offering) to April 30, 2001, for Class N shares.

21 OPPENHEIMER EMERGING GROWTH FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the six months ended April 30, 2001, were $33,278,373 and $13,433,765, respectively.

4. Fees and Other Transactions with Affiliates

Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee at an annual rate of 1.00% of the first $500 million of average annual net assets, 0.90% of the next $500 million and 0.85% of average annual net assets over $1 billion. The Fund’s management fee for the six months ended April 30, 2001, was an annualized rate of 1.00%, before any waiver by the Manager if applicable.

Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. Prior to January 1, 2001, OFS performed these services on an at-cost basis. Beginning January 2001, OFS is paid at an agreed upon per account fee.

Distribution and Service Plan Fees. Under its General Distributor’s Agreement with the Manager, the Distributor acts as the Fund’s principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

	Aggregate	Class A	Commissions	Commissions	Commissions	Commissions
	Front-End	Front-End	on Class A	on Class B	on Class C	on Class N
Six	Sales Charges	Sales Charges	Shares	Shares	Shares	Shares
Months	on Class A	Retained by	Advanced by	Advanced by	Advanced by	Advanced by
Ended	Shares	Distributor	Distributor[1]	Distributor[1]	Distributor[1]	Distributor[1]

April 30, 2001	$74,437	$18,940	$2,437	$52,903	$6,637	$—

1.	The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B, Class C and Class N shares from its own resources at the time of sale.

	Class A	Class B	Class C	Class N
	Contingent	Contingent	Contingent	Contingent
	Deferred	Deferred	Deferred	Deferred
	Sales Charges	Sales Charges	Sales Charges	Sales Charges
Six Months	Retained by	Retained by	Retained by	Retained by
Ended	Distributor	Distributor	Distributor	Distributor

April 30, 2001	$—	$—	$—	$—

The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.

22 OPPENHEIMER EMERGING GROWTH FUND

Class A Service Plan Fees. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.25% of average annual net assets of Class A shares purchased. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares of the Fund. For the six months ended April 30, 2001, payments under the Class A plan totaled $2,675 prior to Manager waiver if applicable, all of which were paid by the Distributor to recipients. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.

Class B, Class C and Class N Distribution and Service Plan Fees. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B, Class C and Class N plans provide for the Distributor to be compensated at a flat rate, whether the Distributor’s distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.

      The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The Distributor retains the asset-based sales charge on Class N shares. The asset-based sales charges on Class B, Class C and Class N shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.

      The Distributor’s actual expenses in selling Class B, Class C and Class N shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and asset-based sales charges from the Fund under the plans. If any plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carryforward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

Distribution fees paid to the Distributor for the six months ended April 30, 2001, were as follows:

Distributor's
			Distributor's	Aggregate
			Aggregate	Unreimbursed
			Unreimbursed	Expenses as %
	Total Payments	Amount Retained	Expenses	of Net Assets
	Under Plan	by Distributor	Under Plan	of Class

Class B Plan	$6,331	$5,588	$57,903	2.27%

Class C Plan	2,992	2,454	9,184	0.82

Class N Plan	—	—	—	—

23 OPPENHEIMER EMERGING GROWTH FUND

OPPENHEIMER EMERGING GROWTH FUND

Officers and Trustees	Leon Levy, Chairman of the Board of Trustees
Donald W. Spiro, Vice Chairman of the Board of Trustees
Bridget A. Macaskill, Trustee and President
Robert G. Galli, Trustee
Phillip A. Griffiths, Trustee
Benjamin Lipstein, Trustee
Elizabeth B. Moynihan, Trustee
Kenneth A. Randall, Trustee
Edward V. Regan, Trustee
Russell S. Reynolds, Jr., Trustee
Clayton K. Yeutter, Trustee
Laura Granger, Vice President
Andrew J. Donohue, Secretary
Brian W. Wixted, Treasurer
Robert J. Bishop, Assistant Treasurer
Scott T. Farrar, Assistant Treasurer
Robert G. Zack, Assistant Secretary

Investment Advisor	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OppenheimerFunds Services

Custodian of Portfolio Securities	The Bank of New York

Independent Auditors	KPMG LLP

Legal Counsel	Mayer, Brown & Platt

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent auditors.

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., Two World Trade Center, New York, NY 10048-0203.

©Copyright 2001 OppenheimerFunds, Inc. All rights reserved.

24 OPPENHEIMER EMERGING GROWTH FUND

INFORMATION AND SERVICES

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RS0721.001.0401   June 29, 2001